UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 28, 2023

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 1112 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 28, 2023, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of American Shared Hospital Services (the “Company”) approved a $50,000 increase in the annual base salary of Peter Gaccione in connection with his prior promotion from Chief Operating Officer of the Company to Chief Executive Officer of the Company. The salary increase is effective as of March 1, 2023. Mr. Gaccione also received an option award to purchase 50,000 shares of the Company’s common stock with an exercise price equal to the closing price of the Company’s common stock on March 28, 2023 (the “Grant Date”). The option award will vest in equal annual installments over a five year period beginning on the first anniversary of the Grant Date.

The Compensation Committee also approved an annual base salary of $275,000 for Raymond Stachowiak in connection with his service as the Executive Chairman of the Company, which is the same salary he previously received as the Company’s Chief Executive Officer. Mr. Stachowiak also received a grant of 120,000 restricted stock units (the “RSUs”) with a grant date of March 28, 2023. The RSUs will vest in four equal installments on April 1, 2023, July 1, 2023, October 1, 2023 and January 1, 2024.

The Compensation Committee also approved a reduction in Craig Tagawa’s annual base salary of $60,000 to be effective upon the appointment of a new Chief Financial Officer of the Company. As previously announced, the Company is undertaking a search for a replacement Chief Financial Officer. Mr. Tagawa, who currently serves as the President, Chief Financial Officer and Assistant Secretary of the Company, will continue to serve in his current role until a replacement Chief Financial Officer is found. Upon the hiring of a replacement Chief Financial Officer, Mr. Tagawa will continue to serve as the President and Assistant Secretary of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: March 31, 2023	/s/ Raymond C. Stachowiak
By: Raymond C. Stachowiak
Title: Executive Chairman of the Board